Exhibit 99.4

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is executed as of September 1, 2017, by OCEAN BIO-CHEM, INC., a Florida corporation (“OBC”), and its consolidated subsidiaries a party hereto (collectively with OBC, the “Guarantor”), in favor of REGIONS CAPITAL ADVANTAGE, INC., a Tennessee corporation (the “Lender”).

Recitals

A. Simultaneously with the execution and delivery hereof, The Industrial Development Board of the City of Montgomery, a public corporation under the laws of the State of Alabama (the “Issuer”), will issue and deliver its $4,500,000 Revenue Bonds (KINPAK INC. Project) Series 2017 (the “Bonds”), pursuant to a resolution of the Issuer adopted on September 21, 2017 (the “Authorizing Resolution”).

B. The proceeds of the Bonds will be used by the Issuer to finance construction of a plant expansion and acquisition and installation of associated machinery and equipment (collectively, the “Improvements”) at an existing manufacturing facility of the Issuer located in the City of Montgomery, Alabama, at 2780 Gunter Park Drive East (the “Project Site,” and, together with the Improvements, the “Project”).

C. The Lender has determined to make a loan to KINPAK INC., an Alabama corporation (the “Borrower”) to finance the costs of the Improvements (the “Loan”) and, in evidence of the repayment obligations of the Borrower under the Loan, has agreed to acquire and purchase the Bonds from the Issuer. Under the Authorizing Resolution, the Issuer sold and awarded the Bonds to the Lender at and for a purchase price equal to one hundred percent (100%) of the aggregate principal amount thereof.

D. The Project will be leased by the Issuer to the Borrower pursuant to that certain Second Restated Lease Agreement dated as of September 1, 2017 (the “Lease”), between the Issuer and the Borrower.

E. The Bonds will be limited obligations of the Issuer payable out of the revenues and receipts derived from the leasing or sale of the Project under the Lease.

F. As security for the payment of the Bonds, the Borrower and the Issuer shall execute, deliver and record a Mortgage, Security Agreement and Assignment of Rents and Leases in favor of the Lender (the “Mortgage”), whereby the Lender will be granted, among other things, a mortgage and security interest in the Project, and, as additional security for the payment of the Bonds, the Guarantor will execute and deliver to the Lender this Guaranty.

G. As a condition precedent to the making of the Loan and the purchase of the Bonds, Lender requires the execution of this Guaranty by Guarantor. The parties wish to establish the terms and conditions of such guaranty.

1

Agreement

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the “Guaranteed Obligation”), this Guaranty being upon the following terms and conditions:

1. Definitions. For purposes of this Guaranty, except as otherwise expressly provided or unless the context otherwise requires:

(a) The terms defined in this Section have the meanings assigned to them in this Section. Singular terms shall include the plural as well as the singular and vice versa. Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Lease.

(b) All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified, or amended (except to the extent such extension, renewal, modification or amendment is restricted by this Guaranty).

2. Guaranty of Payment.

a. Guarantor hereby unconditionally guarantees to Lender the payment, as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise, and at all times thereafter, of all principal, interest, fees, costs, expenses, attorneys’ fees, indemnification indebtedness and other sums of money now or hereafter due and owing pursuant to the terms of the Lease, the Bonds, the Mortgage or any other documents or agreements entered into connection with any of the foregoing (collectively, the “Credit Documents”) now or hereafter existing, and all renewals, extensions, refinancings, modifications or amendments of such indebtedness or any part thereof together with costs of collection as set forth in Section 11 hereof (herein collectively called the “Indebtedness”). This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by Lender in stages or installments. The guaranty of Guarantor as set forth in this Section is a guaranty of payment and not of collection.

b. Notwithstanding anything to the contrary contained in this Guaranty or any provision of any other Credit Document, the Guaranteed Obligation guaranteed hereunder by any Guarantor shall not extend to or include any Excluded Swap Transaction (as defined below) with respect to that Guarantor. For purposes hereof, “Excluded Swap Transaction” means, with respect to any Guarantor, any transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (“Swap”), if, and to the extent that, such Guarantor is not an “eligible contract participant” under and as defined in Section la(18) of the Commodity Exchange Act (or CFTC rules promulgated thereunder) on the date such Swap is entered into or such transaction is or becomes illegal under the Commodity Exchange Act (or CFTC rules promulgated thereunder) or other applicable law.

2

3. Guaranty of Performance. Guarantor additionally hereby unconditionally guarantees to Lender the timely performance of all other obligations of Borrower under all of the Credit Documents, including, without limiting the generality of the foregoing, that:

(a) the Improvements will be constructed upon the Real Estate in accordance with the Lease and substantially in accordance with the Plans; and

(b) the Improvements will be completed and ready for occupancy, including delivery of any certificates required by law or the Lease, on or before the date required in the Lease.

4. Primary Liability of Guarantor. This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. In the event of default by Borrower in payment or performance of the Guaranteed Obligation, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, shall pay the amount outstanding pursuant to Section 2 hereof to Lender, or perform or observe the agreement, covenant, term or condition, as the case may be, and it shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or exhaust Lender’s remedies against Borrower or others liable on such indebtedness or for such performance (including any action against any other Guarantor hereof), to enforce its rights against any security which shall ever have been given to secure such indebtedness or performance, to join Borrower or any others liable on the Guaranteed Obligation in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligation. Suit may be brought or demand may be made against all parties who have signed this Guaranty, or against any one or more of them, separately or together, without impairing the rights of Lender against any other party hereto. At any time Lender is entitled to exercise its remedies hereunder, Lender may, in its discretion elect to demand payment or performance. If Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Indebtedness has been paid in full. If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Indebtedness has been paid in full. If Lender forecloses on any real property collateral securing the Indebtedness, the amount of the Indebtedness may be reduced only by the amount of the net proceeds to Lender resulting from the foreclosure sale, even if such collateral is worth more than the price for which the collateral is sold at such sale; and Lender may collect from Guarantor hereunder even if Lender, by foreclosing on the real property collateral, has destroyed any rights Guarantor may have to collect from Borrower or anyone else.

3

5. Certain Agreements and Waivers by Guarantor. Guarantor hereby agrees that neither Lender’s rights and remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following:

(a) any limitation of liability or recourse in any other Credit Document;

(b) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligation;

(c) any release, surrender, exchange, subordination, deterioration, waste, impairment or loss of, or any failure to create or perfect, any lien or security interest with respect to any security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligation;

(d) any partial release of the liability of Guarantor hereunder or any other Guarantor under a separate Guaranty, or if there is more than one person signing this Guaranty, the complete or partial release of any one or more of them hereunder;

(e) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, change of form and/or name, structure or ownership, sale of all assets, or lack of limited liability company or other power of Borrower, any of the undersigned, or any party at any time liable for the payment or performance of any or all of the Guaranteed Obligation, whether now existing or hereafter occurring;

(f) renewal, extension, modification or rearrangement of the payment or performance of any or all of the Guaranteed Obligation, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to Borrower or Guarantor from time to time;

(g) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection or enforcement of any of the Guaranteed Obligation or to foreclose or take or prosecute any action to foreclose upon any security therefor or to take or prosecute any action in connection with any Credit Document;

(h) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification or assignment of the Guaranteed Obligation or any part thereof, or of any Credit Document, or of any release of or change in any security or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligation;

(i) the unenforceability of all or any part of the Guaranteed Obligation against Borrower, whether because the Guaranteed Obligation exceeds the amount permitted by law or violates any usury law, the act of creating the Guaranteed Obligation, or any part thereof, is ultra  vires, the officers or persons creating same acted in excess of their authority, Borrower has any valid defense, claim or offset with respect thereto, or otherwise, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligation, or any part thereof, for any reason;

(j) any payment by Borrower or any other Guarantor to Lender is held to constitute a preference under the bankruptcy laws or if for any other reason Lender is required to refund such payment or pay the amount thereof to someone else; or

4

(k) the construction of the Project by Lender on its own behalf or on the account of Borrower in accordance with the Credit Documents.

It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligation or all amounts required to be paid by Guarantor under this Guaranty are fully and finally paid and performed, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

6. Subordination; Subrogation. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

(a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligation and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligation. Notwithstanding anything to the contrary contained in this Guaranty or any payments made by any party hereunder, until the Guaranteed Obligation is paid in full and no longer subject to being recovered or set aside, Guarantor hereby permanently and irrevocably waives any right of subrogation in or under any of the Credit Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Obligation;

(b) after the occurrence of a default (whether or not declared, but if not declared, only if Guarantor has actual knowledge of the occurrence of such default) under any of the Credit Documents, Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligation has been fully and finally paid and performed;

(c) Guarantor hereby assigns and grants to Lender a security interest, as security for the Guaranteed Obligation, in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or. insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove Lender’s claim in any such proceeding so as to establish Lender’s rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a default shall have occurred or be continuing under any of the Credit Documents), dividends and payments which are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligation has been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution which is prohibited as provided above in this Section 6, Guarantor shall pay the same to Lender, immediately, Guarantor hereby agreeing that Guarantor shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

5

(d) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of Lender’s rights under this Section, including but not limited to execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any, promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

Nothing herein contained shall operate as a release or discharge, in whole or in part, of any claim of Guarantor against Borrower, by subrogation or otherwise, by reason of any act done or payment made by Guarantor pursuant to the provisions of this Guaranty; but all such claims, including claims for any indebtedness of Borrower to Guarantor, whether now existing or hereafter arising, shall be subordinate to the Guaranteed Obligation and the liens, security interests and rights of Lender under the Credit Documents.

7. Other Liability of Guarantor or Borrower. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. If Borrower is or becomes indebted to Lender for other than the Indebtedness, any payment received or recovery realized upon any indebtedness of Borrower to Lender may, except to the extent paid by Guarantor on the Indebtedness or specifically required by law or agreement (including, without limitation, any Credit Document) of Lender, be applied to the Indebtedness.

8. Lender’s Successors and Assigns. This Guaranty is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Indebtedness or any part thereof, the rights and benefits hereunder, to the extent applicable to the Indebtedness so assigned, may be transferred with such Indebtedness. Guarantor waives notice of any transfer or assignment of the Indebtedness, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

9. Binding Effect. This Guaranty is binding not only on Guarantor, but on Guarantor’s estate, heirs, personal representatives, successors and assigns. Upon the death of any of the undersigned, this Guaranty shall continue against its or his estate and against all survivors among the undersigned as to all of the Guaranteed Obligations, including that portion incurred or arising after such death. If this Guaranty is signed by more than one person, then all of the obligations of Guarantor arising herein shall be jointly and severally binding on the undersigned, and his heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all such persons and each of them individually. Words importing persons herein shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

6

10. Invalid Provisions. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

11. Attorney’s Fees and Costs of Collection. Guarantor shall pay on demand the reasonable attorney’s fees and all other costs and expenses which may be incurred by Lender in the enforcement of or preservation of Lender’s rights under this Guaranty, which covenant shall survive any payment or discharge in full of the Indebtedness.

12. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

13. Controlling Agreement. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that legally permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligation constitutes interest in excess of the maximum amount of interest which Guarantor (in S such capacity) may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

14. Warranties and Representations of Guarantor. Guarantor hereby represents and warrants that (a) Guarantor directly or indirectly owns an interest in Borrower and that this Guaranty may reasonably be expected to benefit Guarantor, in an amount not less than the amount guaranteed hereunder; (b) this Guaranty is valid and is binding upon Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or provide cause for acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (d) except as expressly disclosed in writing to Lender, there is no action, suit or proceeding pending or to the knowledge of Guarantor threatened before or by any court or governmental authority against or affecting Guarantor which could have a material adverse effect on the financial condition of Guarantor or Guarantor’s ability to fulfill its obligations under this Guaranty; (e) all financial statements and information heretofore furnished to Lender by Guarantor do, and all financial statements and information hereafter furnished to Lender by Guarantor will, fully and accurately in all material respects present the financial condition of Guarantor as of the dates therein, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, no material adverse effect has occurred with respect to the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Lender, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (f) after giving effect to this Guaranty, Guarantor is solvent; (g) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower, or any change therein; and (h) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligation in full, subject to Section 2 hereof, without assistance or support from Borrower or any other party. Guarantor’s representations and warranties are a material inducement to Lender to enter into the other Credit Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, or any security for the Indebtedness.

7

15. Notices and Communications. All notices and other communications hereunder shall be in writing and shall be effective when sent by certified or registered mail, return receipt requested, or by overnight courier: (a) if to Guarantor, at 4041 SW 47th Avenue, Fort Lauderdale, Florida 33314, or at such other address as Guarantor shall have furnished to Lender, or (b) if to Lender, addressed to it at 1900 5th Avenue North, Suite 2400, Birmingham, Alabama 35203, or at such other address as Lender shall have furnished to Guarantor.

16. Consent to Jurisdiction, Waiver of Jury Trial.

(a) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF ALABAMA, AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT OR HE MAY NOW OR HEREAFTER HAVE BASED ON THE VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON GUARANTOR AND MAY BE ENFORCED IN ANY COURT TO THE JURISDICTION OF WHICH GUARANTOR IS SUBJECT, BY A SUIT UPON SUCH JUDGMENT, PROVIDED THAT SERVICE OF PROCESS IS EFFECTED UPON GUARANTOR IN ONE OF THE MANNERS SPECIFIED IN THIS SECTION 16 OR AS OTHERWISE PERMITTED BY LAW. NOTHING IN THIS SECTION 16 SHALL AFFECT THE RIGHT OF LENDER OTHERWISE TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY JURISDICTION OR JURISDICTIONS.

(b) GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT OR IN ANY WAY RELATING TO THIS GUARANTY, THE LOAN OR THE PROJECT (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO EXEND THE LOAN AND ACQUIRE THE BOND AND FOR THE LENDER TO ENTER INTO THOSE FINANCING DOCUMENTS TO WHICH IT IS A PARTY.

8

(c) Guarantor hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section 16 by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Guarantor at its or his address designated in or pursuant to Section 15 hereof and (ii) serving a copy thereof upon the agent, if any, designated and appointed by such Guarantor as its or his agent for service of process by or pursuant to this Section 16, Guarantor irrevocably agrees that such service (i) shall be deemed in every respect effective service of process upon Guarantor in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Guarantor. Nothing in this Section 16 shall affect the right of Lender to serve process in any manner otherwise permitted by law or limit the right of Lender otherwise to bring proceedings against Guarantor in the courts of any jurisdiction or jurisdictions.

17. Cumulative Rights, etc. The exercise by Lender of any right or remedy hereunder or under any other. Credit Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Credit Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligation, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise, discontinuance of the exercise of or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor, or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose and shall not constitute consent or approval in any other instance or for any other purpose. No notice to nor demand on Guarantor, in any case shall of itself entitle Guarantor, to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty nor any right, remedy or recourse of Lender with respect hereto, nor any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically by a writing intended for that purpose (referring specifically to this Guaranty) executed by Lender.

9

18. Term of Guaranty. This Guaranty shall continue in full force and effect until Guarantor or Borrower has fully and finally paid all amounts (including, without limitation, the Indebtedness described in Section 2 hereof) and performed all obligations (including, without limitation, all obligations described in Section 3 hereof) required to be paid or performed by Guarantor under this Guaranty. Notwithstanding anything to the contrary contained in this Section or elsewhere in this Guaranty or in any other Credit Document, (a) if pursuant to any bankruptcy, insolvency or other debtor relief law or any order or decision thereunder Lender must rescind or restore any payment or part thereof received by Lender in satisfaction of the Indebtedness or any part thereof, the term “Indebtedness” as used herein includes such payment to the extent rescinded or restored, and, to the extent of the payment rescinded or restored, any prior return, cancellation, release or discharge by Lender of this Guaranty or of Guarantor shall be without effect and this Guaranty shall remain in full force and effect notwithstanding such return, cancellation, release or discharge, and (b) if any indemnification indebtedness is incurred pursuant to any indemnity contained in any Credit Document, the term “Indebtedness” as used herein includes such indemnification indebtedness, and, to the extent of such indemnification indebtedness, any prior return, cancellation, release or discharge by Lender of this Guaranty or of Guarantor shall be without effect and this Guaranty shall remain in full force and effect notwithstanding such return, cancellation, release or discharge.

19. Financial Condition; Financial Covenants.

(a) Guarantor shall furnish to Lender:

(i) within one hundred twenty (120) days after the end of its fiscal year (being December 31 in each year) the balance sheet of Guarantor as of the end of such year and the related statements of income and changes in financial position of Guarantor for such fiscal year, together with supporting schedules, all on a comparative basis with the prior fiscal year, in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and audited and certified by independent certified public accountants of recognized standing selected by Guarantor and satisfactory to Lender (the form of such certification also to be satisfactory to Lender), showing the financial condition, assets, liabilities and owners’ equity of Guarantor at the close of such year and the results of the operations of Guarantor during such year;

(ii) within sixty (60) days after the end of the first three fiscal quarters in each fiscal year, financial statements similar to those referred to in subsection (i), unaudited but certified by the chief financial officer of Guarantor, such balance sheet to be as of the end of each such quarter and such statement of income and changes in financial position to be for the period from the beginning of the fiscal year to the end of such quarter, in each case subject to audit and to year-end adjustments; and

(iii) as soon as practical, from time to time, such other information regarding the operations, business affairs and fmancial condition of Guarantor as Lender may reasonably request.

(b) During the term hereof, OBC shall at all times maintain a Fixed Charge Ratio of no less than 1.20x. Within sixty (60) days after the end of each fiscal quarter, OBC shall deliver to Lender a certificate that the aforesaid covenant is then satisfied, together with the information required by Lender to confirm the same.

(c) During the term hereof, OBC shall at no time permit its ratio of Funded Debt divided by the sum of Net Worth and Funded Debt to be greater than 0.75 times. Within sixty (60) days after the end of each fiscal quarter, OBC shall deliver to Lender a certificate that the aforesaid covenant is then satisfied, together with the information required by Lender to confirm the same.

10

(d) As used in Sections 19(b) and (c), the following terms have the following definitions:

Capital Expenditures means any expenditure for fixed assets or that is properly chargeable to capital account in accordance with GAAP.

Current Maturities of Long-Term Debt means the principal portion of Long-Term Debt maturing by its terms within one year.

Debt means (a) all indebtedness, whether or not represented by bonds, debentures, notes or other securities, for the payment of borrowed money, (b) all deferred indebtedness for the payment of the purchase price of property or assets purchased, (c) all capitalized lease obligations, (d) all Indebtedness secured by Lien or any property of such person, whether or not indebtedness secured thereby has been assumed, (e) all obligations with respect to any conditional site contract or title retention agreement, (f) all indebtedness and obligations arising under such person, and (g) all obligations with respect to interest rate swap agreements.

EBITDA means Net Income before taxes and depreciation plus amortization plus interest expense plus non-recurring and/or non-cash losses and expenses minus non-recurring and/or non-cash gains and income.

Fixed Charge Ratio means EBITDA of OBC minus distributions of OBC to its shareholders minus cash taxes paid minus Unfunded Capital Expenditures to the .sum of Current Maturities of Long-Term Debt of the Borrower plus interest expense.

Funded Debt means total funded Debt outstanding including lines of credit, over-drafts, short-term notes payable, current portion of Long-Term Debt, Long-Term Debt and any other contractual debt instruments.

GAAP means generally accepted accounting principles.

Interest Expense means interest payable on Debt during the period in question.

Long-Term Debt means debt instruments with a maturity principal due date of one year or more in length; including revolving lines of credit, non-revolving lines of credit, notes payable, bonds, loans, capital leases obligations and any other contractual debt instruments. Also includes the portion of Long-Term Debt maturing within one year (current portion of Long-Term Debt).

11

Net Income means, for any period and with respect to any person or entity, the net earnings (after income taxes) of such period, determined on a FIFO bases and in accordance with GAAP, but excluding (a) any gain or loss arising from the sale of capital assets, (b) any gain arising from any write-up of assets, (c) earnings from any person or entity, substantially all of the assets of which have been acquired in any manner by the person or entity whose net income is measured, to the extent that such earnings were realized by such other person or entity prior to the date of such acquisitions, (d) net earnings of any other person or entity in which the person or entity whose net income is measured has an ownership interest, unless such earnings have actually been received in the form of cash distributions, (e) the earnings of any other person or entity to which assets of the person or entity whose net income is measured shall have been sold, transferred to, disposed of, or into which the person or entity whose net income is measured shall have merged, to the extent that such earnings arise prior to the date of such transaction, (f) any gain arising from the acquisition of any securities of the person or entity whose net income is measured, and (g) any other extraordinary or nonrecurring gains.

Net Worth means Total Assets less Total Liabilities.

Total Assets means all assets and other items that, in accordance with GAAP would be included in determining total assets as shown on the assets side of a balance sheet.

Total Liabilities means all Debt and all other items (including taxes accrued as estimated) that, in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet.

Unfunded Capital Expenditures means Capital Expenditures made from OBC’s funds other than funds borrowed from term Debt to finance such Capital Expenditures.

20. Guarantor shall be deemed in default hereunder upon the occurrence of any of the following events: (a) Guarantor fails to promptly perform its obligations under this Guaranty, (b) Guarantor fails to provide the financial statements required under or comply with any of the financial covenants set forth in Section 19, (c) Guarantor attempts to terminate its obligations under this Guaranty, (d) OBC no longer controls the Borrower, (e) a voluntary or involuntary case or other proceeding is commenced by or against Guarantor which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, and in the event of an involuntary case or other proceeding, such involuntary case or other proceeding shall remain undismissed or unstayed for a period of thirty (30) days, (f) the admission by Guarantor, in writing, of its inability to pay its debts generally as they become due, or any action by Guarantor to authorize or effect any of the foregoing, or (g) a default occurs under that certain Promissory Note by OBC in favor of Regions Bank dated August 31, 2017, in the original principal amount of $6,000,000, or any other documents evidencing, securing or related to such debt, including without limitation the Loan Agreement and that certain Commercial Security Agreement dated August 31, 2017 by OBC in favor of Regions Bank.

21. Gender; Titles; Construction. Within this Guaranty, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Guaranty and not to any particular section, paragraph or provision.

12

22. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder.

23. Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement; and if the term “Guarantor” includes more than one person, the failure of any one or more such persons to execute a counterpart thereof shall not impair or affect the enforceability of this Guaranty against any person who does sign this Guaranty.

24. Drafted Jointly. The parties have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, there shall be no presumption or burden of proof which arises favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Guaranty.

25. Governing Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of Alabama.

THE WRITTEN CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

13

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its respective duly authorized representative or has set his hand and seal as of the date first above written.

OCEAN BIO-CHEM, INC.

By:	/s/ Jeffrey S. Barocas
Name:	Jeffrey S. Barocas
Title:	Chief Financial Officer

EIN:	59-1564329

STATE OF ALABAMA	)

MONTGOMERY COUNTY	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Jeffrey S. Barocas, whose name as Chief Financial Officer of Ocean Bio-Chem, Inc., a Florida corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 25 day of September, 2017.

/s/ Amy Gainey
Notary Public

AFFIX SEAL

My commission expires: 12-17-2018

[signatures continue on following page]

14

STAR BRITE DISTRIBUTING, INC.

By:	/s/ Jeffrey S. Barocas
Name:	Jeffrey S. Barocas
Title:	CFO

EIN:	59-1531532

STATE OF ALABAMA	)

MONTGOMERY COUNTY	)

I the undersigned, a Notary Public in and for said County in said State, hereby certify that Jeffrey S. Barocas, whose name as CFO of Star brite Distributing, Inc., is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 25 day of September, 2017.

/s/ Amy Gainey
Notary Public

AFFIX SEAL

My commission expires: 12-17-2018

[signatures continue on following page]

15

STAR BRITE DISTRIBUTING CANADA, INC.

By:	/s/ Jeffrey S. Barocas
Name:	Jeffrey S. Barocas
Title:	CFO

EIN:	65-0122367

STATE OF ALABAMA	)

MONTGOMERY COUNTY	)

I the undersigned, a Notary Public in and for said County in said State, hereby certify that Jeffrey S. Barocas, whose name as CFO of Star brite Distributing Canada, Inc., is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 25 day of September, 2017.

/s/ Amy Gainey
Notary Public

AFFIX SEAL

My commission expires: 12-17-2018

[signatures continue on following page]

16

STAR BRITE AUTOMOTIVE, INC.

By:	/s/ Jeffrey S. Barocas
Name:	Jeffrey S. Barocas
Title:	CFO

EIN:	65-0132716

STATE OF ALABAMA	)

MONTGOMERY COUNTY	)

I, the undersigned a Notary Public in and for said County in said State, hereby certify that Jeffrey S. Barocas, whose name as CFO of Star brite Automotive, Inc., is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 25 day of September, 2017.

/s/ Amy Gainey
Notary Public

AFFIX SEAL

My commission expires: 12-17-2018

[signatures continue on following page]

17

D & S ADVERTISING SERVICES, INC.

By:	/s/ Jeffrey S. Barocas
Name:	Jeffrey S. Barocas
Title:	CFO

EIN:	59-1569969

STATE OF ALABAMA	)

MONTGOMERY COUNTY	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Jeffrey S. Barocas, whose name as CFO of D & S Advertising Services Inc., is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 25 day of September, 2017.

/s/ Amy Gainey
Notary Public

AFFIX SEAL

My commission expires: 12-17-2018

[signatures continue on following page]

18

STAR BRITE STAPUT, INC.

By:	/s/ Jeffrey S. Barocas
Name:	Jeffrey S. Barocas
Title:	CFO

EIN:	65-0132719

STATE OF ALABAMA	)

MONTGOMERY COUNTY	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Jeffrey S. Barocas, whose name as CFO of Star brite StaPut, Inc., is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 25 day of September, 2017.

/s/ Amy Gainey
Notary Public

AFFIX SEAL

My commission expires: 12-17-2018

[signatures continue on following page]

19

STAR BRITE SERVICE CENTERS, INC.

By:	/s/ Jeffrey S. Barocas
Name:	Jeffrey S. Barocas
Title:	CFO

EIN:	59-2373162

STATE OF ALABAMA	)

MONTGOMERY COUNTY	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Jeffrey S. Barocas, whose name as CFO of Star brite Service Centers, Inc., is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 25 day of September, 2017.

/s/ Amy Gainey
Notary Public

AFFIX SEAL

My commission expires: 12-17-2018

[signatures continue on following page]

20

ODORSTAR TECHNOLOGY, LLC

By: Ocean Bio-Chem, Inc., its Manager

By:	/s/ Jeffrey S. Barocas
Name:	Jeffrey S. Barocas
Title:	Chief Financial Officer

EIN:	27-2365919

STATE OF ALABAMA	)

MONTGOMERY COUNTY	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Jeffrey S. Barocas, whose name as Chief Financial Officer of Ocean Bio-Chem, Inc., a Florida corporation and manager of OdorStar Technology, LLC, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation, as manager of said limited liability company.

Given under my hand and official seal this the 25 day of September, 2017.

/s/ Amy Gainey
Notary Public

AFFIX SEAL

My commission expires: 12-17-2018

21